UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2017

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 - Corporate Governance and Management

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 8, 2017, LMI Aerospace, Inc. (the “Company”) held a Special Meeting of Shareholders of the Company (the “Special Meeting”). As of April 21, 2017, the Company’s record date for the Special Meeting, there were a total of 13,694,093 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, [10,508,096] shares of the Company’s common stock were represented in person or by proxy and, therefore, a quorum was present.

The final results for each of the proposals submitted to a vote of shareholders at the Special Meeting are set forth below. The proposals are described in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on April 24, 2017.

Proposal 1: To adopt the Agreement and Plan of Merger, dated as of February 16, 2017 (the “Merger Agreement”) by and among Sonaca S.A., Sonaca USA Inc., Luminance Merger Sub, Inc. and the Company, as it may be amended from time to time, and approve the transactions contemplated thereby.

For	Against	Abstain	Broker Non-Votes
10,447,164	56,193	4,739	—

Proposal 2: To adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and approve the transactions contemplated thereby at the time of the Special Meeting.

For	Against	Abstain	Broker Non-Votes
10,321,635	183,072	3,389	—

Proposal 3: To approve, by non-binding, advisory vote, certain compensation that may become payable to the Company’s named executive officers in connection with the merger.

For	Against	Abstain	Broker Non-Votes
9,589,610	854,589	63,897	—

No other proposals were submitted for shareholder action.

Each of the proposals was approved by the requisite holders of the Company’s common stock. Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

Section 8 - Other Events

Item 8.01 Other Events

On June 8, 2017, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
See the Exhibit Index, which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2017

LMI AEROSPACE, INC.

By:	/s/ Clifford C. Stebe, Jr.
Clifford C. Stebe, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	LMI Aerospace, Inc. Press Release issued June 8, 2017.